NOTICE OF GUARANTEED DELIVERY

             This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if (i) certificates for shares of $1.805 Depositary Shares each representing 1/4 share of $7.22 Cumulative Preferred Stock (the "Depositary Shares") of Texas Utilities Electric Company (the "Company") cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus of the Company and TU Electric Capital I dated November 7, 1995 (the "Prospectus")),
          (ii) the procedure for book-entry transfer of Depositary Shares (as set forth in the Prospectus) cannot be completed by the Expiration Date or (iii) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date. This form, properly completed and duly executed, may be delivered by hand or facsimile transmission or mail to the Exchange Agent. See the Prospectus.


            To:  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C., as Exchange
          Agent

                                By Overnight Courier:

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                  85 Challenger Road
                          Ridgefield Park, New Jersey 07660

                                       By Hand:

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                     120 Broadway
                                      13th Floor
                               New York, New York 10271

                                       By Mail:
                        (registered, insured mail recommended)

                     Chemical Mellon Shareholder Services, L.L.C.
                              Reorganization Department
                                     P.O. Box 817
                                   Midtown Station
                               New York, New York 10018


                              By Facsimile Transmission:
                           (For Eligible Institutions Only)

                                    (201) 296-4293


                   Confirm Receipt of Notice of Guaranteed Delivery

                                    By Telephone:

                                    (201) 296-4209

             DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

          Ladies and Gentlemen:

             The undersigned  hereby  tenders  to Texas  Utilities  Electric
          Company,  upon  the  terms  and   conditions  set  forth  in  the
          Prospectus   and  the   related  Letter  of   Transmittal  (which
          constitute the "Offer"), receipt of which is hereby acknowledged, the number of Depositary Shares set forth below, pursuant to the guaranteed delivery procedure set forth in the Prospectus.


                                                     SIGN HERE


          Number of
          Depositary Shares
          tendered:_____________________   X___________________________


          ______________________________   X___________________________
                                                     (Signature(s))


          Certificate Nos. (if available)  ____________________________
                                            (Name(s)) (Please Print)


          ______________________________   ____________________________
                                                     (Address)


          ______________________________   ____________________________
                                                     (Zip Code)



          ______________________________   ____________________________
                                           (Area Code and Telephone No.)

          If Depositary Shares will be tendered by book-entry transfer:


          Name of Tendering Institution: _________

          ________________________________________


          Check Box of Book-Entry Transfer Facility:

             [ ]  The Depositary Trust Company

             [ ]  Philadelphia Depositary Trust Company

             [ ]  Midwest Securities Trust Company


          Account No.

          ________________________________________

          ----------------------------------------------------------------
                                GUARANTEE OF DELIVERY
                       (Not to be used for signature guarantee)

             The   undersigned, a  firm  that is  a member  of a  registered
          national  securities exchange  or  the National   Association  of
          Securities Dealers, Inc., or a commercial bank  or trust  company
          having an   office  branch  or agency  in   the  United   States,
          guarantees  (a)  that  the above  named  person(s) "own(s)"   the
          Depositary Shares tendered  hereby within  the  meaning of   Rule
          14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Depositary Shares complies with Rule 14e-4 and (c) to deliver to the Exchange Agent either the Depositary
          Shares  tendered   hereby,  in  proper  form   for  transfer,  or
          confirmation of the book-entry transfer of the Depositary Shares tendered hereby into the account of the Exchange Agent at The Depository Trust Company, Midwest Securities Trust Company or
          Philadelphia   Depository  Trust Company,  in each  case together
          with   a properly  completed   and  duly executed  Letter(s)   of
          Transmittal   (or  facsimile(s)   thereof),  with   any  required
          signature guarantees (or an  Agent's message (as defined   in the
          Prospectus)) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice.


          Name of Firm _______________________________________________

          Authorized Signature _______________________________________

          Name _______________________________________________________

          Address ____________________________________________________

          Zip Code ___________________________________________________

          Area Code and Telephone No. ________________________________

          Dated _______________________, 1995
          ----------------------------------------------------------------

                    DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
               YOUR STOCK CERTIFICATES  MUST BE SENT WITH THE LETTER OF
                                     TRANSMITTAL.